Exhibit 4.8

FIRST-LIEN TRADEMARK SECURITY AGREEMENT

FIRST-LIEN TRADEMARK SECURITY AGREEMENT, dated as of July 9, 2009 (this “Agreement”), among the entities listed on Attachment A hereto (each, a “Grantor” and collectively, the “Grantors”) and DEUTSCHE BANK AG NEW YORK BRANCH, as Collateral Agent (in such capacity and together with any successors, the “Collateral Agent”), for the benefit of the Additional First-Lien Secured Parties.

Reference is made to the Collateral Agreement dated as of July 9, 2009 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Collateral Agreement”), among the Company, certain subsidiaries of the Company and the Collateral Agent. The Company and certain subsidiaries of the Company have jointly and severally guaranteed on a senior secured basis to the Additional First-Lien Secured Parties the payment when due of all Additional First-Lien Obligations subject to the terms and conditions set forth in the relevant Additional First-Lien Agreement or the Indenture, as the case may be. Consistent with the requirements of the Indenture and pursuant to and in accordance with Section 3.01(c) and Section 3.02(b) of the Collateral Agreement, the parties hereto agree as follows:

SECTION I. Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Collateral Agreement. The rules of construction specified in Section 1.01 of the Collateral Agreement also apply to this Agreement.

SECTION 2. Grant of Security Interest. As security for the payment or performance, as the case may be in full of the Additional First-Lien Obligations, each Grantor, pursuant to the Collateral Agreement, did and hereby does grant to the Collateral Agent, its successors and assigns, for the benefit of the Additional First-Lien Secured Parties, a security interest in, all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor and wherever located or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Trademark Collateral”):

(a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office, and all extensions or renewals thereof, including those listed on Schedule I (the “Trademarks”);

(b) all goodwill associated with or symbolized by the Trademarks;

(c) all assets, rights and interests that uniquely reflect or embody the Trademarks;

(d) the right to sue third parties for past, present and future infringements of any Trademark; and

(e) all proceeds of and rights associated with the foregoing.

SECTION 3. Collateral Agreement. The security interests granted to the Collateral Agent herein are granted in furtherance, and not in limitation of, the security interests granted to the Collateral Agent pursuant to the Collateral Agreement and are subject to the terms of the Intercreditor Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the Trademark Collateral are more fully set forth in the Collateral Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Collateral Agreement, the terms of the Collateral Agreement shall govern.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

UNIVISION COMMUNICATIONS INC.

By:	/s/ Peter Lori
Name:	Peter Lori
Title:	Senior Vice President & Chief
Accounting Officer & Corporate
Controller

[Signature Page to Trademark Security Agreement]

THE UNIVISION NETWORK LIMITED PARTNERSHIP

By:	Univision Communications Inc., its general partner

By:	/s/ Peter Lori
Name:	Peter Lori
Title:	Senior Vice President & Chief
Accounting Officer & Corporate
Controller

[Signature Page to Trademark Security Agreement]

UNIVISION NETWORK PUERTO RICO PRODUCTION LLC

By:	The Univision Network Limited Partnership, its sole member

	By:	Univision Communication Inc., its general partner

By:	/s/ Peter Lori
	Name:	Peter Lori
	Title:	Senior Vice President & Chief
Accounting Officer & Corporate
Controller

[Signature Page to Trademark Security Agreement]

EL TRATO, INC.

GALAVISION, INC.

KCYT-FM LICENSE CORP.

KECS-FM LICENSE CORP.

KESS-AM LICENSE CORP.

KESS-TV LICENSE CORP.

KHCK-FM LICENSE CORP.

KICI-AM LICENSE CORP.

KICI-FM LICENSE CORP.

KLSQ-AM LICENSE CORP.

KLVE-FM LICENSE CORP.

KMRT-AM LICENSE CORP.

KTNQ-AM LICENSE CORP.

LICENSE CORP. NO. 1

LICENSE CORP. NO. 2

MI CASA PUBLICATIONS, INC.

PTI HOLDINGS, INC.

SERVICIO DE INFORMACION PROGRAMATIVA, INC.

SPANISH COAST-TO-COAST LTD.

SUNSHINE ACQUISITION CORP.

T C TELEVISION, INC.

TELEFUTURA NETWORK

TELEFUTURA OF SAN FRANCISCO, INC.

TELEFUTURA ORLANDO INC.

TELEFUTURA TELEVISION GROUP, INC.

TICHENOR LICENSE CORPORATION

TMS LICENSE CALIFORNIA, INC.

UNIVISION HOME ENTERTAINMENT, INC.

UNIVISION INTERACTIVE MEDIA, INC.

UNIVISION INVESTMENTS, INC.

UNIVISION MANAGEMENT CO.

UNIVISION OF ATLANTA INC.

UNIVISION OF NEW JERSEY INC.

UNIVISION OF PUERTO RICO INC.

UNIVISION OF RALEIGH, INC

UNIVISION PUERTO RICO STATION ACQUISITION COMPANY

UNIVISION PUERTO RICO STATION OPERATING COMPANY

UNIVISION PUERTO RICO STATION PRODUCTION COMPANY

UNIVISION RADIO CORPORATE SALES, INC.

UNIVISION RADIO FRESNO, INC.

UNIVISION RADIO GP, INC.

UNIVISION RADIO HOUSTON LICENSE CORPORATION

UNIVISION RADIO ILLINOIS, INC.

UNIVISION RADIO, INC.

UNIVISION RADIO INVESTMENTS, INC.

UNIVISION RADIO LAS VEGAS, INC.

UNIVISION RADIO LICENSE CORPORATION

UNIVISION RADIO LOS ANGELES, INC.

UNIVISION RADIO MANAGEMENT COMPANY, INC.

UNIVISION RADIO NEW MEXICO, INC.

UNIVISION RADIO NEW YORK, INC.

UNIVISION RADIO PHOENIX, INC.

UNIVISION RADIO SACRAMENTO, INC.

UNIVISION RADIO SAN DIEGO, INC.

UNIVISION RADIO SAN FRANCISCO, INC.

UNIVISION RADIO TOWER COMPANY, INC.

UNIVISION SERVICES, INC.

UNIVISION TELEVISION GROUP, INC.

UNIVISION-EV HOLDINGS, LLC

WADO RADIO, INC.

WADO-AM LICENSE CORP.

WLXX-AM LICENSE CORP.

WPAT-AM LICENSE CORP.

WQBA-AM LICENSE CORP.

WQBA-FM LICENSE CORP.

By:	/s/ Peter Lori
Name: Peter Lori
Title: Authorized Officer

[Signature Page to Trademark Security Agreement]

HBCi, LLC
UNIVISION RADIO FLORlDA, LLC

By:	Univision Radio Inc., their sole member

By:	/s/ Peter Lori
Name: Peter Lori
Title: Authorized Officer

[Signature Page to Trademark Security Agreement]

TELEFUTURA SAN FRANCISCO LLC

By:	Telefutura of San Francisco Inc.,
its sole member

By:	/s/ Peter Lori
	Name:	Peter Lori
	Title:	Authorized Officer

[Signature Page to Trademark Security Agreement]

TELEFUTURA PARTNERSHIP OF DOUGLAS
TELEFUTURA PARTNERSHIP OF FLAGSTAFF
TELEFUTURA PARTNERSHIP OF FLORESVILLE
TELEFUTURA PARTNERSHIP OF PHOENIX
TELEFUTURA PARTNERSHIP OF SAN ANTONIO
TELEFUTURA PARTNERSHIP OF TUCSON

By:	Telefutura Southwest LLC
their general partner

	By:	Telefutura Television Group,
Inc., its sole member

By:	/s/ Peter Lori
	Name:	Peter Lori
	Title:	Authorized Officer

By:	Telefutura Television Group, Inc.,
their general partner

By:	/s/ Peter Lori
Name: Peter Lori
	Title:	Authorized Officer

[Signature Page to Trademark Security Agreement]

TELEFUTURA ALBUQUERQUE LLC
TELEFUTURA BAKERSFIELD LLC
TELEFUTURA BOSTON LLC
TELEFUTURA CHICAGO LLC
TELEFUTURA D.C. LLC
TELEFUTURA DALLAS LLC
TELEFUTURA FRESNO LLC
TELEFUTURA HOUSTON LLC
TELEFUTURA LOS ANGELES LLC
TELEFUTURA MIAMI LLC
TELEFUTURA SACRAMENTO LLC
TELEFUTURA SOUTHWEST LLC
TELEFUTURA TAMPA LLC

By:	Telefutura Television Group, Inc., their sole member

By:	/s/ Peter Lori
Name: Peter Lori
Title: Authorized Officer

[Signature Page to Trademark Security Agreement]

UNIVISION ATLANTA LLC

By:	Univision of Atlanta, Inc., its sole member

By:	/s/ Peter Lori
Name: Peter Lori
Title: Authorized Officer

[Signature Page to Trademark Security Agreement]

UNIVISION NEW YORK LLC
UNIVISION PHILADELPHIA LLC

By:	Univision of New Jersey, Inc., their sole member

By:	/s/ Peter Lori
Name: Peter Lori
Title: Authorized Officer

[Signature Page to Trademark Security Agreement]

WLII/WSUR LICENSE PARTNERSHIP, G.P.

By:	Univision of Puerto Rico, Inc., its general partner

By:	/s/ Peter Lori
Name: Peter Lori
Title: Authorized Officer

[Signature Page to Trademark Security Agreement]

WUVC LICENSE PARTNERSHIP G.P.

By:	Univision of Raleigh, Inc.
its general partner

By:	/s/ Peter Lori
Name: Peter Lori
Title: Authorized Officer

By:	Univision Television Group, Inc.,
its general partner

By:	/s/ Peter Lori
Name: Peter Lori
Title: Authorized Officer

[Signature Page to Trademark Security Agreement]

UNIVISION RADIO BROADCASTING PUERTO RICO, L.P.
UNIVISION RADIO BROADCASTING TEXAS, L.P.

By:	Univision Radio GP, Inc., their general partner

By:	/s/ Peter Lori
Name: Peter Lori
Title: Authorized Officer

[Signature Page to Trademark Security Agreement]

KAKW LICENSE PARTNERSHIP, L.P.
KDTV LICENSE PARTNERSHIP, G.P.
KFTV LICENSE PARTNERSHIP, G.P.
KMEX LICENSE PARTNERSHIP, G.P.
KTVW LICENSE PARTNERSHIP, G.P.
KUVI LICENSE PARTNERSHIP, G.P.
KUVN LICENSE PARTNERSHIP, L.P.
KUVS LICENSE PARTNERSHIP, G.P.
KWEX LICENSE PARTNERSHIP, L.P.
KXLN LICENSE PARTNERSHIP, L.P.
UVN TEXAS L.P.
WGBO LICENSE PARTNERSHIP, G.P.
WLTV LICENSE PARTNERSHIP, G.P.
WXTV LICENSE PARTNERSHIP, G.P.

By:	Univision Television Group, Inc., their general partner

By:	/s/ Peter Lori
Name: Peter Lori
Title: Authorized Officer

[Signature Page to Trademark Security Agreement]

UNIVISION CLEVELAND LLC

By:	Univision Television Group, Inc., its sole member

By:	/s/ Peter Lori
Name: Peter Lori
Title: Authorized Officer

[Signature Page to Trademark Security Agreement]

STATION WORKS, LLC

By:	Telefutura Television Group, Inc., its sole member

By:	/s/ Peter Lori
Name: Peter Lori
Title: Authorized Officer

[Signature Page to Trademark Security Agreement]

HPN NUMBERS, INC.

By:	/s/ Peter Lori
Name: Peter Lori
Title: Authorized Officer

[Signature Page to Trademark Security Agreement]

UNIVISION TEXAS STATIONS LLC

By:	/s/ Ray Rodriguez
Name: Ray Rodriguez
Title: Manager

[Signature Page to Trademark Security Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH,
as Collateral Agent

By:	/s/ David Mayhew
Name: David Mayhew
Title: Managing Director

By:	/s/ David Reid
Name: David Reid
Title: Vice President

[Signature Page to Trademark Security Agreement]

ATTACHMENT A

GRANTORS

1.	El Trato, Inc.

2.	Galavision, Inc.

3.	HBCi, LLC

4.	HPN Numbers, Inc.

5.	KAKW License Partnership, L.P.

6.	KCYT-FM License Corp.

7.	KDTV License Partnership, G.P.

8.	KECS-FM License Corp.

9.	KESS-AM License Corp.

10.	KESS-TV License Corp.

11.	KFTV License Partnership, G.P.

12.	KHCK-FM License Corp.

13.	KICI-AM License Corp.

14.	KICI-FM License Corp.

15.	KLSQ-AM License Corp.

16.	KLVE-FM License Corp.

17.	KMEX License Partnership, G.P.

18.	KMRT-AM License Corp.

19.	KTNQ-AM License Corp.

20.	KTVW License Partnership, G.P.

21.	KUVI License Partnership, G.P.

22.	KUVN License Partnership, L.P.

[ATTACHMENT A TO FIRST LIEN TRADEMARK AGREEMENT]

23.	KUVS License Partnership, G.P.

24.	KWEX License Partnership, L.P.

25.	KXLN License Partnership, L.P.

26.	License Corp. No. 1

27.	License Corp. No. 2

28.	Mi Casa Publications, Inc.

29.	PTI Holdings, Inc.

30.	Servicio de Informacion Programativa, Inc.

31.	Spanish Coast-to-Coast Ltd.

32.	Station Works, LLC

33.	Sunshine Acquisition Corp.

34.	TC Television, Inc.

35.	Telefutura Albuquerque LLC

36.	Telefutura Bakersfield LLC

37.	Telefutura Boston LLC

38.	Telefutura Chicago LLC

39.	Telefutura D.C. LLC

40.	Telefutura Dallas LLC

41.	Telefutura Fresno LLC

42.	Telefutura Houston LLC

43.	Telefutura Los Angeles LLC

44.	Telefutura Miami LLC

45.	Telefutura Network

46.	Telefutura of San Francisco, Inc.

[ATTACHMENT A TO FIRST LIEN TRADEMARK AGREEMENT]

47.	Telefutura Orlando Inc.

48.	Telefutura Partnership of Douglas

49.	Telefutura Partnership of Flagstaff

50.	Telefutura Partnership of Floresville

51.	Telefutura Partnership of Phoenix

52.	Telefutura Partnership of San Antonio

53.	Telefutura Partnership of Tucson

54.	Telefutura Sacramento LLC

55.	Telefutura San Francisco LLC

56.	Telefutura Southwest LLC

57.	Telefutura Tampa LLC

58.	Telefutura Television Group, Inc.

59.	The Univision Network Limited Partnership

60.	Tichenor License Corporation

61.	TMS License California, Inc.

62.	Univision Atlanta LLC

63.	Univision Cleveland LLC

64.	Univision Home Entertainment, Inc.

65.	Univision Interactive Media, Inc.

66.	Univision Investments, Inc.

67.	Univision Management Co.

68.	Univision Network Puerto Rico Production LLC

69.	Univision New York LLC

70.	Univision of Atlanta Inc.

[ATTACHMENT A TO FIRST LIEN TRADEMARK AGREEMENT]

71.	Univision of New Jersey Inc.

72.	Univision of Puerto Rico Inc.

73.	Univision of Raleigh, Inc.

74.	Univision Philadelphia LLC

75.	Univision Puerto Rico Station Acquisition Company

76.	Univision Puerto Rico Station Operating Company

77.	Univision Puerto Rico Station Production Company

78.	Univision Radio Broadcasting Puerto Rico, L.P.

79.	Univision Radio Broadcasting Texas, L.P.

80.	Univision Radio Corporate Sales, Inc.

81.	Univision Radio Florida, LLC

82.	Univision Radio Fresno, Inc.

83.	Univision Radio GP. Inc.

84.	Univision Radio Houston License Corporation

85.	Univision Radio Illinois, Inc.

86.	Univision Radio Investments, Inc.

87.	Univision Radio Las Vegas, Inc.

88.	Univision Radio License Corporation

89.	Univision Radio Los Angeles, Inc.

90.	Univision Radio Management Company, Inc.

91.	Univision Radio New Mexico, Inc.

92.	Univision Radio New York, Inc.

93.	Univision Radio Phoenix, Inc.

94.	Univision Radio Sacramento, Inc.

[ATTACHMENT A TO FIRST LIEN TRADEMARK AGREEMENT]

95.	Univision Radio San Diego, Inc.

96.	Univision Radio San Francisco, Inc.

97.	Univision Radio Tower Company, Inc.

98.	Univision Radio, Inc.

99.	Univision Services, Inc.

100.	Univision Television Group, Inc.

101.	Univision Texas Stations LLC

102.	Univision-EV Holdings, LLC

103.	UVN Texas L.P.

104.	WADO Radio, Inc.

105.	WADO-AM License Corp.

106.	WGBO License Partnership, G.P.

107.	WLIIIWSUR License Partnership, G.P.

108.	WLTV License Partnership, G.P.

109.	WLXX-AM License Corp.

110.	WPAT-AM License Corp.

111.	WQBA-AM License Corp.

112.	WQBA-FM License Corp.

113.	WUVC License Partnership G.P.

114.	WXTV License Partnership, G.P.

[ATTACHMENT A TO FIRST LIEN TRADEMARK AGREEMENT]

SCHEDULE I

TRADEMARK/TRADE NAMES OWNED BY GRANTORS

U.S. Federal Trademarks

COUNTRY	MARK	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS
UNITED STATES	107.7 FM LA INVASORA MUCHA MAS MUSICA and Design	Univision Radio, Inc.	2,995,560 13 SEP 2005	76/520,402 08 MAY 2003	13 SEP 2015	Registered.

UNITED STATES	7 A LAS 7	Univision Radio, Inc.	2,448,978 08 MAY 2001	75/898,896 14 JAN 2000	08 MAY 2011	Registered.

UNITED STATES	ACCESO MAXIMO and Design	Univision Communications Inc.	3,622,947 19 MAY 2009	77/598,072 22 OCT 2008	19 MAY 2019	Registered.

UNITED STATES	ACCION EXTRA	Univision Communications Inc.	2,677,674 21 JAN 2003	76/388,570 29 MAR 2002	21 JAN 2013	Registered.

UNITED STATES	ACHIS CACHIS	Univision Communications Inc.	3,570,007 03 FEB 2009	77/514,541 03 JUL 2008	03 FEB 2019	Registered.

UNITED STATES	AL CORRIENTE and Design	Univision Communications Inc.		77/557,169 27 AUG 2008		Allowed - Intent to Use Notice of Allowance Issued.

UNITED STATES	AL DESNUDO	Univision Communications Inc.	2,526,041 01 JAN 2002	76/000,943 15 MAR 2000	01 JAN 2012	Registered.

UNITED STATES	AMOR	Univision Radio, Inc.	2,057,449 29 APR 1997	75/122,033 19 JUN 1996	29 APR 2017	Registered. Renewed.

COUNTRY	MARK	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS
UNITED STATES	AMOR A LA MÚSICA	Univision Communications Inc.	3,478,545 05 AUG 2008	76/674,949 03 APR 2007	05 AUG 2018	Registered.

UNITED STATES	AMOR A LA MÚSICA and Design	Univision Communications Inc.	3,464,894 15 JUL 2008	76/674,951 03 APR 2007	15 JUL 2018	Registered.

UNITED STATES	AMOR and Design	Univision Radio Florida, LLC	2,207,303 01 DEC 1998	75/418,634 15 JAN 1998	01 DEC 2018	Registered. Renewed.

UNITED STATES	AMOR CELESTIAL (Stylized)	Univision Communications Inc.		77/424,936 18 MAR 2008		Allowed - Intent to Use Notice of Allowance Issued.

UNITED STATES	AQUI SUENA LA QUE BUENA	Univision Radio, Inc.	3,152,447 10 OCT 2006	76/251,317 04 MAY 2001	10 OCT 2016	Registered.

UNITED STATES	AQUI Y AHORA	The Univision Network Limited Partnership	2,081,224 22 JUL 1997	75/111,419 29 MAY 1996	22 JUL 2017	Registered. Renewed.

UNITED STATES	ARE U IN? and Design	Univision Communications Inc.		77/470,704 9 MAY 2008		Pending - Final Refusal Mailed.

UNITED STATES	“ASI YEO LAS COSAS” (Stylized)	Univision Communications Inc.	3,388,760 26 FEB 2008	77/244,709 01 AUG 2007	26 FEB 2018	Registered.

UNITED STATES	CALIENTE	Univision Radio Florida, LLC	2,330,477 21 MAR 2000	75/122,031 19 JUN 1996	21 MAR 2010	Registered.

III-2

COUNTRY	MARK	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS
UNITED STATES	CALIENTE and Design	The Univision Network Limited Partnership	2,011,028 22 OCT 1996	74/632,015 09 FEB 1995	22 OCT 2016	Registered. Renewed.

UNITED STATES	CASA AL DIA and Design	Univision Communications Inc.		77/616,942 18 NOV 2008		Allowed - Intent to Use Notice of Allowance Issued.

UNITED STATES	CHICAGO AL DIA	Univision Radio, Inc.	2,261,789 20 JUL 1999	75/096,742 30 APR 1996	20 JUL 2019	Registered. Renewed.

UNITED STATES	CHON	Univision Radio, Inc.	3,056,151 31 JAN 2006	78/229,893 25 MAR 2003	31 JAN 2016	Registered.

UNITED STATES	CON CIERTA INTlMIDAD	Univision Communications Inc.	2,530,669 15 JAN 2002	76/000,942 15 MAR 2000	15 JAN 2012	Registered.

UNITED STATES	CONEXION DEPORTE	Univision Communications Inc.	3,367,452 15 JAN 2008	76/664,917 21 AUG 2006	15 JAN 2018	Registered.

UNITED STATES	CON ORGULLO MEXICANO	Univision Radio, Inc.	3,065,028 07 MAR 2006	78/327,627 13 NOV 2003	07 MAR 2016	Registered.

UNITED STATES	CON SAZÓN DE ESTE A OESTE	Univision Communications Inc.	3,219,284 20 MAR 2007	76/651,396 02 DEC 2005	20 MAR 2017	Registered.

UNITED STATES	CONTROL (Stylized)	The Univision Network Limited Partnership	1,902,000 27 JUN 1995	74/541,216 24 JUN 1994	27 JUN 2015	Registered. Renewed.

UNITED STATES	!DE CABEZA! and Design	Univision Communications Inc.	2,837,727 04 MAY 2004	76/383,409 14 MAR 2002	04 MAY 2014	Registered.

III-3

COUNTRY	MARK	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS
UNITED STATES	DECORANDO CONTIGO and Design	Univision Communications Inc.	3,450,151 17 JUN 2008	77/049,895 22 NOV 2006	17 JUN 2018	Registered.

UNITED STATES	DESAYUNO MUSICAL	Univision Radio. Inc.	1,733,657 17 NOV 1992	74/097,189 14 SEP 1990	17 NOV 2012	Registered. Renewed.

UNITED STATES	DESPIERTA AMERICA	Univision Communications Inc.	2,202,092 03 NOV 1998	75/241,089 13 FEB 1997	03 NOV 2018	Registered. Renewed.

UNITED STATES	DIARIOS DE UN CRIMEN	Univision Communications Inc.	3,569,714 03 FEB 2009	77/505,394 23 JUN 2008	03 FEB 2019	Registered

UNITED STATES	EL BLA BLAZO and Design	The Univision Network Limited Partnership	2,274,211 31 AUG 1999	75/504,793 18 JUN 1998	31 AUG 2009	Registered.

UNITED STATES	EL CAMERINO	Univision Communications Inc.	3,118,129 18 JUL 2006	78/449,199 12 JUL 2004	18 JUL 2016	Registered.

UNITED STATES	EL COLMILLO	Univision Communications Inc.	3,526,167 04 NOV 2008	76/685,711 14 JAN 2008	04 NOV 2018	Registered.

UNITED STATES	EL CONSULTORIO DE LA DOCTORA ALIZA	Univision Radio, Inc.	2,966,552 12 JUL 2005	78/331,529 21 NOV 2003	12 JUL 2015	Registered.

UNITED STATES	EL CORBATON	Univision Communications Inc.	3,305,115 9 OCT 2007	76/651,314 05 DEC 2005	9 OCT 2017	Registered.

UNITED STATES	EL GARAJE	Univision Radio, Inc.	2,963,961 28 JUN 2005	78/328,312 14 NOV 2003	28 JUN 2015	Registered.

III-4

COUNTRY	MARK	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS
UNITED STATES	EL GORDO Y LA FLACA and Design	The Univision Network Limited Partnership	2,361,616 27 JUN 2000	75/600,697 03 DEC 1998	27 JUN 2010	Registered.

UNITED STATES	EL RASTRO DEL CRIMEN	Univision Communications Inc.	3,190,714 02 JAN 2007	761651,337 02 DEC 2005	02 JAN 2017	Registered.

UNITED STATES	EL SOL DE LA BAHIA	Univision Radio, Inc.	2,434,719 13 MAR 2001	75/748,091 12 JUL 1999	13 MAR 2011	Registered.

UNITED STATES	EN ESTA ESQUINA	Univision Communications Inc.	2,659,380 10 DEC 2002	76/388,373 27 MAR 2002	10 DEC 2012	Registered.

UNITED STATES	EN PERSONA and Design	Univision Communications Inc.	2,406,400 21 NOV 2000	75/897,182 14 JAN 2000	21 NOV 2010	Registered.

UNITED STATES	EN PROFUNDIDAD and Design	Univision Communications Inc.	3,630,710 02 JUN 2009	77/598,407 22 OCT 2008	02 JUN 2019	Registered.

UNITED STATES	ENTERATE (Stylized)	Univision Communications Inc.	3,043,428 17 JAN 2006	76/575,792 17 FEB 2004	17 JAN 2016	Registered.

UNITED STATES	ESCANDALO TV	Univision Communications Inc.	2,829,665 06 APR 2004	76/515,250 19 MAY 2003	06 APR 2014	Registered.

UNITED STATES	ESTEREO LATINO	Univision Radio, Inc.	1,852,658 06 SEP 1994	74/302,533 10 AUG 1992	06 SEP 2014	Registered. Renewed.

UNITED STATES	ESTEREO SOL	Univision Radio, Inc.	2,132,248 27 JAN 1998	75/211,582 11 DEC 1996	27 JAN 2018	Registered. Renewed.

UNITED STATES	EXITO ESCOLAR and Design	Univision Communications Inc.	3,393,854 11 MAR 2008	76/676,195 30 APR 2007	11 MAR 2018	Registered.

III-5

COUNTRY	MARK	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS
UNITED STATES	EXPEDICION GLOBAL and Design	Univision Communications Inc.		77/470,626 09 MAY 2008		Allowed - Intent to Use Statement of Use Sent to Examiner.

UNITED STATES	FUERA DE SERIE	The Univision Network Limited Partnership	2,059,810 06 MAY 1997	74/658,717 10 APR 1995	06 MAY 2017	Registered. Renewed.

UNITED STATES	FUTBOL LIGA MEXICANA 2008 and Design	Univision Communications Inc.		77/566,614 10 SEP 2008		Pending - Publication Review Complete.

UNITED STATES	G and Design	The Univision Network Limited Partnership	2,339,633 11 APR 2000	75/395,754 25 NOV 1997	11 APR 2010	Registered.

UNITED STATES	GALA SCENE	Univision Communications Inc.	2,613,207 27 AUG 2002	76/000,941 15 MAR 2000	27 AUG 2012	Registered.

UNITED STATES	GALERIA	Univision Television Group, Inc.	2,299,979 14 DEC 1999	75/587,546 12 NOV 1998	14 DEC 2009	Registered.

UNITED STATES	GIORGIOMANIA	The Univision Network Limited Partnership	2,270,664 17 AUG 1999	75/505,000 16 JUN 1998	17 AUG 2009	Registered.

UNITED STATES	HBC	Univision Radio, Inc.	2,401,790 07 NOV 2000	75/762,051 27 JUL 1999	07 NOV 2010	Registered.

UNITED STATES	HBC HISPANIC BROADCASTING CORPORATION	Univision Radio, Inc.	2,647,741 12 NOV 2002	75/762,052 27 JUL 1999	12 NOV 2012	Registered.

UNITED STATES	HBC HISPANIC BROADCASTING CORPORATION	Univision Radio, Inc.	2,495,810 09 OCT 2001	75/980,681 27 JUL 1999	09 OCT 2011	Registered.

III-6

COUNTRY	MARK	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS
UNITED STATES	HBC HISPANIC BROADCASTING CORPORATION and Design	Univision Radio, Inc.	2,650,978 19 NOV 2002	75/762,054 27 JUL 1999	19 NOV 2012	Registered.

UNITED STATES	HBC HISPANIC BROADCASTING CORPORANON and Design	Univision Radio, Inc.	2,535,677 05 FEB 2002	75/980,523 27 JUL 1999	05 FEB 2012	Registered.

UNITED STATES	HBC HISPANIC BROADCASTING CORPORANON and Design	Univision Radio, Inc.	2,647,742 12 NOV 2002	75/762,053 27 JUL 1999	12 NOV 2012	Registered.

UNITED STATES	HBC HISPANIC BROADCASTING CORPORATION and Design	Univision Radio, Inc.	2,647,902 12 NOV 2002	75/980,806 27 JUL 1999	12 NOV 2012	Registered.

UNITED STATES	HISPANIC BROADCASTING CORPORATION	Univision Radio, Inc.	2,308,115 11 JAN 2000	75/662,199 17 MAR 1999	11 JAN 2010	Registered. Supplemental Register 8 Accepted.

UNITED STATES	HISPANIC BROADCASTING CORPORATION	Univision Radio. Inc.	2,543,848 05 MAR 2002	75/821,025 12 OCT 1999	05 MAR 2012	Registered.

UNITED STATES	H EL HANDYMAN EN SU CASA and Design	Univision Communications Inc.	3,010,395 01 NOV 2005	76/611,074 13 SEP 2004	01 NOV 2015	Registered.

III-7

COUNTRY	MARK	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS
UNITED STATES	HOLA HOLLYWOOD	Univision Communications Inc.		77/546,087 13 AUG 2008		Allowed - Intent to Use Notice of Allowance Issued.

UNITED STATES	HUMOR A LA CARTA and Design	Univision Communications Inc.	3,622,958 19 MAY 2009	77/599350 23 OCT 2008	19 MAY 2019	Registered.

UNITED STATES	IN GOD WE TRUST CUENTAS CLARAS and Design	Univision Communications Inc.	3,645,670 30 JUN 2009	77/443,098 08 APR 2008	30 JUN 2019	Registered.

UNITED STATES	INOLVIDABLES	Univision Radio, Inc.		77/634,901 17 DEC 2008		Published.

UNITED STATES	INOLVIDABLES AL MEDIODIA	Univision Radio, Inc.	2,918,525 18 JAN 2005	76/531,196 22 JUL 2003	18 JAN 2015	Registered.

UNITED STATES	KEEP GROWING. WE ARE.	Univision Communications Inc.	3,570,961 10 FEB 2009	76/664,546 14 AUG 2006	10 FEB 2019	Registered.

UNITED STATES	KESS	Univision Radio, Inc.	2,637,959 22 OCT 2002	75/824,253 15 OCT 1999	22 OCT 2012	Registered.

UNITED STATES	K-LOVE	Univision Radio, Inc.		75/430,440 06 FEB 1998		Published - Opposed.

UNITED STATES	K LOVE and Design	Univision Radio, Inc.		76/525,620 18 JUN 2003		Published.

UNITED STATES	KLOVE and Design	Univision Radio, Inc.		76/525,621 18 JUN 2003		Published.

III-8

COUNTRY	MARK	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS
UNITED STATES	KLOVE	Univision Radio, Inc.		76/525,622 18 JUN 2003		Published.

UNITED STATES	KSOL	Univision Radio, Inc.	2,853,134 15 JUN 2004	76/527,089 01 JUL 2003	15 JUN 2014	Registered.

UNITED STATES	LA CALLE RECORDS	Univision Communications Inc.	3,419,769 29 APR 2008	78/424,078 24 MAY 2004	29 APR 2018	Registered.

UNITED STATES	LA COMEDIA HORA and Design	Univision Communications Inc.	3,622,959 19 MAY 2009	77/599,395 23 OCT 2008	19 MAY 2019	Registered.

UNITED STATES	LA CUBANISIMA	Univision Radio Florida, LLC	1,065,941 17 MAY 1977	73/077,856 20 FEB 1976	17 May 2017	Registered. Renewed.

UNITED STATES	LA JEFA	Univision Radio, Inc.	2,769,321 30 SEP 2003	78/184,835 13 NOV 2002	30 SEP 2013	Registered.

UNITED STATES	LA KALLE (Stylized)	Univision Communications Inc.	3,097,264 30 MAY 2006	76/641,089 20 JUN 2005	30 MAY 2016	Registered.

UNITED STATES	LA NUEVA	Univision Radio, Inc.	3,223,570 03 APR 2007	75/346,357 25 AUG 1997	03 APR 2017	Registered.

UNITED STATES	LA PICUDA	Univision Communications Inc.	3,207,217 13 FEB 2007	76/657,214 24 MAR 2006	13 FEB 2017	Registered.

UNITED STATES	LA RADIO QUE HABLA	Univision Radio, Inc.	2,405,784 21 NOV 2000	75/762,050 27 JUL 1999	21 NOV 2010	Registered.

UNITED STATES	LA SUPER PELICULA and Design	Univision Communications Inc.	2,235,633 30 MAR 1999	75/226,052 15 JAN 1997	30 MAR 2009	Registered.

UNITED STATES	LAS SENADORAS	Univision Communications Inc.		77/284,879 20 SEP 2007		Published - Opposed.

III-9

COUNTRY	MARK	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS
UNITED STATES	LATINO MIX	Univision Radio, Inc.	2,721,712 03 JUN 2003	75/784,168 25 AUG 1999	03 JUN 2013	Registered.

UNITED STATES	LA TIJERA	Univision Communications Inc.		77/662,480 03 FEB 2009		Published.

UNITED STATES	LA TREMENDA (Stylized)	Univision Radio, Inc.	1,524,843 14 FEB 1989	73/704,727 11 JAN 1988	14 FEB 2019	Registered. Renewed.

UNITED STATES	LA VIDA ES UN A NOVELA and Design	Univision Communications Inc.	3,012,765 08 NOV 2005	76/611,041 13 SEP 2004	08 NOV 2015	Registered.

UNITED STATES	LENTE LOCO	The Univision Network Limited Partnership	1,832,468 19 APR 1994	74/316,666 24 SEP 1992	19 APR 2014	Registered. Renewed.

UNITED STATES	LOCURA DEPORTIVA	Univision Communications Inc.	3,243,307 22 MAY 2007	76/651,343 02 DEC 2005	22 MAY 2017	Registered.

UNITED STATES	LOS METICHES	Univision Communications Inc.	2,778,295 28 OCT 2003	76/256,218 10 MAY 2001	28 OCT 2013	Registered.

UNITED STATES	LO NUESTRO SE BAILA ASI	Univision Communications Inc.		77/319,389 01 NOV 2007		Allowed - Intent to Use 2nd Extension of Time Granted.

UNITED STATES	LO VEREMOS TODO	Univision Communications Inc.	3,069,289 14 MAR 2006	78/421,423 19 MAY 2004	14 MAR 2016	Registered.

UNITED STATES	MAMA LILA Y SU TESORO MAGICO	Univision Communications Inc.	3,638,228 16 JUN 2009	77/563,796 05 SEP 2008	16 JUN 2019	Registered.

UNITED STATES	MEXICO EN LA SANGRE	Univision Communications Inc.	3,395,752 11 MAR 2008	78/466,511 12 AUG 2004	11 MAR 2018	Registered.

III-10

COUNTRY	MARK	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS
UNITED STATES	MISCELLANEOUS DESIGN	Univision Communications Inc.	2,744,155 29 JUL 2003	76/333,892 05 NOV 2001	29 JUL 2013	Registered.

UNITED STATES	MISCELLANEOUS DESIGN	Univision Communications Inc.		77/675,121 20 FEB 2009		Pending - Non-Final Action Mailed.

UNITED STATES	MISION: REPORTAR and Design	Univision Communications Inc.	3,513,111 7 OCT 2008	77/049,714 22 NOV 2006	7 OCT 2018	Registered.

UNITED STATES	MI PAGINA	Univision Communications Inc.		77/233,682 19 JUL 2007		Allowed - Intent to Use Notice of Allowance Issued.

UNITED STATES	MIUNICAST.COM	Univision Communications Inc.	3,393,863 11 MAR 2008	76/678,578 22 JUN 2007	11 MAR 2018	Registered.

UNITED STATES	MODA AL RESCATE	Univision Communications Inc.	3,569,677 03 FEB 2009	77/504,323 20 JUN 2008	03 FEB 2019	Registered.

UNITED STATES	MODA AL RESCATE and Design	Univision Communications Inc.	3,569,764 03 FEB 2009	77/506976 24 JUN 2008	03 FEB 2019	Registered.

UNITED STATES	NOCAUT and Design	Univision Communications Inc.	3,367,481 15 JAN 2008	76/671140 08 JAN 2007	15 Jan 2018	Registered.

UNITED STATES	NOCHE DE ESTRELLAS	The Univision Network Limited Partnership	2,343, 136 18 APR 2000	75/664,357 19 MAR 1999	18 APR 2010	Registered,

III-11

COUNTRY	MARK	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS
UNITED STATES	NOTICIERO UNIVISION	The Univision Network Limited Partnership	1,610,165 14 AUG 1990	73/819,304 14 AUG 1989	14 AUG 2010	Registered. Renewed.

UNITED STATES	NUESTRA BELLEZA	The Univision Network Limited Partnership	1,615,210 25 SEP 1990	74/020,350 18 JAN 1990	25 SEP 2010	Registered. Renewed.

UNITED STATES	NUESTRA BELLEZA LATINA and Design	Univision Communications Inc.	3,362,082 01 JAN 2008	77/164170 24 APR 2007	01 JAN 2018	Registered.

UNITED STATES	NUESTRA VIDA and Design	Univision Television Group, Inc.	2,315,524 08 FEB 2000	75/464,623 08 APR 1998	08 FEB 2010	Registered.

UNITED STATES	OBJETIVO FAMA	Univision Communications Inc.	2,974,164 19 JUL 2005	78/328,117 14 NOV 2003	19 JUL 2015	Registered.

UNITED STATES	ORGULLO HISPANO	The Univision Network Limited Partnership	2,210,613 15 DEC 1998	75/348,462 28 AUG 1997	15 DEC 2018	Registered. Renewed.

UNITED STATES	PENSANDO EN SU SALUD	Univision Radio, Inc.	2,970,861 19 JUL 2005	75/722,226 25 MAY 1999	19 JUL 2015	Registered.

UNITED STATES	PENSANDO EN TI	The Univision Network Limited Partnership	2,367,754 18 JUL 2000	75/587,544 12 NOV 1998	18 JUL 2010	Registered.

UNITED STATES	PICOTEANDO	Univision Communications Inc.		77/679,342 26 FEB 2009		Published.

UNITED STATES	PIENSA VERDE ACTUA VERDE and Design	Univision Communications Inc.		77/470,536 09 MAY 2008		Allowed - Intent to Use Statement of Use Sent to Examiner.

III-12

COUNTRY	MARK	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS
UNITED STATES	PJ PREMIOS JUVENTUD and Design	Univision Communications Inc.	3,322,266 30 OCT 2007	76/673,191 26 FEB 2007	30 OCT 2017	Registered.
UNITED STATES	PLANETA U	Univision Communications Inc.		77/693,919 18 MAR 2009		Pending - Non-Final Action Mailed.
UNITED STATES	PLANETA U and Design	Univision Communications Inc.		77/699,880 26 MAR 2009		Pending - Non-Final Action Mailed.
UNITED STATES	PLAYA CALIENTE	Univision Radio, Inc.		77/677,441 24 FEB 2009		Pending - Publication Review Complete.
UNITED STATES	PREMIO LO NUESTRO A LA MUSICA LATINA (Stylized)	The Univision Network Limited Partnership	1,927,838 17 OCT 1995	74/577,490 23 SEP 1994	17 OCT 2015	Registered. Renewed.
UNITED STATES	PREMIOS JUVENTUD	Univision Communications Inc.	3,474,166 22 JUL 2008	76/673,190 26 FEB 2007	22 JUL 2018	Registered - Supplemental Register.
UNITED STATES	PRIMER IMPACTO	The Univision Network Limited Partnership	1,922,574 26 SEP 1995	74/578,429 26 SEP 1994	26 SEP 2015	Registered. Renewed.
UNITED STATES	PULSO 19	Univision Television Group, Inc.	2,327,859 14 MAR 2000	75/464,740 08 APR 1998	14 MAR 2010	Registered.
UNITED STATES	PURA RAZA	Univision Radio, Inc.		76/215,238 23 FEB 2001		Pending - Suspended.
UNITED STATES	PURA BUENAS	Univision Radio, Inc.	2,588,074 02 JUL 2002	76/252,351 04 MAY 2001	02 JUL 2012	Registered.
UNITED STATES	PURO TEJANO	Univision Radio, Inc.	1,825,500 08 MAR 1994	74/376,886 08 APR 1993	08 MAR 2014	Registered. Renewed.
UNITED STATES	PURO TEJANO	Univision Radio, Inc.	2,159,887 26 MAY 1998	75/086,200 10 APR 1996	26 MAY 2018	Registered. Renewed.

III-13

COUNTRY	MARK	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS
UNITED STATES	QUE BUENA!	Univision Radio, Inc.	2,080,564 22 JUL 1997	74/659,228 11 APR 1995	22 JUL 2017	Registered. Renewed.

UNITED STATES	¿QUE CARAMBAS ES ESO? (Stylized)	Univision Communications Inc.	2,932,622 15 MAR 2005	76/582,503 22 MAR 2004	15 MAR 2015	Registered.

UNITED STATES	QUE LOCO	Univision Communications Inc.	2,404,362 14 NOV 2000	75/886,542 04 JAN 2000	14 NOV 2010	Registered.

UNITED STATES	QUE ONDA	Univision Radio, Inc.	3,412,617 15 APR 2008	78/361,286 02 FEB 2004	15 APR 2018	Registered.

UNITED STATES	!QUE SABOR! and Design	Univision Communications Inc.	3,430,913 20 MAY 2008	77/284,690 20 SEP 2007	20 MAY 2018	Registered.

UNITED STATES	QUIERO SER ESTRELLA and Design	The Univision Network Limited Partnership	2,331,037 21 MAR 2000	75/501 ,867 15 JUN 1998	21 MAR 2010	Registered.

UNITED STATES	RADIOCADENA UNIVISION and Design	Univision Communications Inc.		77/716,705 17 APR 2009		Pending - Initialized.

UNITED STATES	RADIO MAMBI	Univision Radio Florida, LLC	1,851,709 30 AUG 1994	74/425,547 18 AUG 1993	30 AUG 2014	Registered. Renewed.

UNITED STATES	RECUERDO	Univision Radio, Inc.	2,579,796 11 JUN 2002	76/013,332 30 MAR 2000	11 JUN 2012	Registered.

UNITED STATES	REPUBLICA DEPORTlVA and Design	The Sunshine Acquisition Limited Partnership, California Limited Partnership	3,554,498 30 DEC 2008	75/674,177 05 APR 1999	30 DEC 2018	Registered.

III-14

COUNTRY	MARK	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS
UNITED STATES	RISAS Y MAS RISAS and Design	Univision Communications Inc.	3,602,474 07 APR 2009	77/600,065 24 OCT 2008	07 APR 2019	Registered.

UNITED STATES	ROMANTICAS	Univision Radio, Inc.	2,077,647 08 JUL 1997	75/156,342 27 AUG 1996	08 JUL 2017	Registered. Renewed.

UNITED STATES	SALUD, DINERO Y AMOR and Design	Univision Communications Inc.	3,335,976 13 NOV 2007	78/507,546 28 OCT 2004	13 NOV 2017	Registered.

UNITED STATES	SALUD ES VIDA iENTÉRATE!	Univision Communications Inc.	3,221,121 27 MAR 2007	76/650,907 23 NOV 2005	27 MAR 2017	Registered.

UNITED STATES	!SE PEGA!	Univision Radio, Inc.	2,832,674 13 APR 2004	76/384,682 20 MAR 2002	13 APR 2014	Registered.

UNITED STATES	SOLO BOXEO	Univision Communications Inc.	3,337,851 20 NOV 2007	76/673,668 06 MAR 2007	20 NOV 2017	Registered.

UNITED STATES	SOÑANDO CONTIGO	Univision Communications Inc.	3,214,628 06 MAR 2007	76/661,041 05 JUN 2006	06 MAR 2017	Registered.

UNITED STATES	TEJANO 107 FM	Univision Radio, Inc.	2,080,405 15 JUL 1997	75/091,782 22 APR 1996	15 JUL 20]7	Registered. Renewed, Supplemental Register 8 Accepted.

UNITED STATES	TELEFUTURA	Univision Communications Inc.		76/268,617 06 JUN 2001		Published - Opposed.

UNITED STATES	TELEFUTURA LOGO	Univision Communications Inc.	2,744,155 29 JUL 2003	76/333,892 05 NOV 2001	29 JUL 2013	Registered.

III-15

COUNTRY	MARK	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS
UNITED STATES	TELEFUTURA and Design	Univision Communications Inc.		76/333,891 05 NOV 2001		Published - Opposed.

UNITED STATES	THE MO’ IN DA MO’NIN SHOW	Univision Radio, Inc.	3,017,258 22 NOV 2005	78/288,750 18 AUG 2003	22 NOV 2015	Registered.

UNITED STATES	TU EQUIPO DE CONFIANZA (Stylized)	Univision Television Group, Inc.	2,347,211 02 MAY 2000	75/744,418 07 JUL 1999	02 MAY 2010	Registered.

UNITED STATES	TU FUTURO DEPENDE DE TI... iEDÚCATE!	Univision Communications Inc.	3,250,222 12 JUN 2007	76/657,538 30 MAR 2006	12 JUN 2017	Registered.

UNITED STATES	TU PULSO	Univision Communications Inc.	3,292,619 18 SEP 2007	76/659,821 02 MAY 2006	18 SEP 2017	Registered.

UNITED STATES	TU SALUD and Design	Univision Communications Inc.	3,549,390 23 DEC 2008	77/431,189 25 MAR 2008	23 DEC 2018	Registered.

UNITED STATES	ULTIMA HORA	Univision Communications Inc.	2,473,188 31 JUL 2001	75/907,885 01 FEB 2000	31 JUL 2011	Registered.

UNITED STATES	U and Design	Univision Communications Inc.		77/675,040 20 FEB 2009		Pending - Non-Final Action Mailed.

UNITED STATES	U and Design	Univision Communications Inc.		77/675,081 20 FEB 2009		Pending - Non-Final Action Mailed.

UNITED STATES	U and Design	Univision Communications Inc.		77/675,098 20 FEB 2009		Pending-Non-Final Action Mailed.

UNITED STATES	U and Design	Univision Communications Inc.		76/695,992 26 FEB 2009		Pending - Response after Non- Final Refusal.

III-16

COUNTRY	MARK	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS
UNITED STATES	U RADIO INFORMATIVA 100.3 HD2 and Design	Univision Communications Inc.		77/752,129 4 JUN 2009		Pending - Initialized.

UNITED STATES	U RADIO CADENA UNIVISION and Design	Univision Communications Inc.		76/696,970 20 APR 2009		Pending - Initialized.

UNITED STATES	U RADIOCADENA UNIVISION and Design	Univision Communications Inc.		76/696,971 20 APR 2009		Pending - Initialized.

UNITED STATES	UN DESTINO and Design	Univision Communications Inc.		77/598,014 22 OCT 2008		Published.

UNITED STATES	UN MINUTO DELICIOSO and Design	Univision Communications Inc.		77/600,095 24 OCT 2008		Pending - Non-Final Action Mailed.

UNITED STATES	UNICINE	Univision Communications Inc.	3,175,001 21 NOV 2006	78/474,371 26 AUG 2004	21 NOV 2016	Registered.

UNITED STATES	UNICINE and Design	Univision Communications Inc.	3,241,528 15 MAY 2007	78/765,921 02 DEC 2005	15 MAY 2017	Registered.

UNITED STATES	UNICLAVE	Univision Communications Inc.	3,305,276 9 OCT 2007	76/673,914 12 MAR 2007	9 OCT 2017	Registered.

UNITED STATES	UNIVISION	Univision Communications Inc.	2,518,240 11 DEC 2001	75/773,610 12 AUG 1999	11 DEC 2011	Registered.

III-17

COUNTRY	MARK	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS
UNITED STATES	UNIVISION	The Univision Network Limited Partnership	1,624,073 20 NOV 1990	74/029,494 16 FEB 1990	20 NOV 2010	Registered. Renewed.

UNITED STATES	UNIVISION	Univision Communications Inc.	2,518,239 11 DEC 2001	75/773,609 12 AUG 1999	11 DEC 2011	Registered.

UNITED STATES	UNIVISION and Design	The Univision Network Limited Partnership	1,672,807 21 JAN 1992	74/044,294 28 MAR 1990	21 JAN 2012	Registered. Renewed.

UNITED STATES	UNIVISION.COM	Univision Communications Inc.	2,518,241 11 DEC 2001	75/773,614 12 AUG 1999	11 DEC 2011	Registered.

UNITED STATES	UNIVISION.COM	Univision Communications Inc.	2,528,166 08 JAN 2002	75/773,612 12 AUG 1999	08 JAN 2012	Registered.

UNITED STATES	UNIVISION MOVIL	Univision Communications Inc.	3,483,636 12 AUG 2008	I77/261538 22 AUG 2007	12 AUG 2018	Registered.

UNITED STATES	UNIVISION MUSIC PUBLISHING	Univision Communications Inc.	3,214,587 06 MAR 2007	76/657,432 29 MAR 2006	06 MAR 2017	Registered.

UNITED STATES	UNIVISION RADIO and Design	Univision Communications Inc.	3,568,848 03 FEB 2009	76/691,635 28 JUL 2008	03 FEB 2019	Registered.

UNITED STATES	UNIVISION RECORDS	Univision Communications Inc.	2,881,179 07 SEP 2004	76/547,925 29 SEP 2003	07 SEP 2014	Registered.

UNITED STATES	UNIVISION INTERACTIVE MEDIA	Univision Communications Inc.		77/645,190 7 JAN 2009		Pending- Awaiting Review for Publication.

UNITED STATES	U UNIVISION M.O.V.I.L and Design	Univision Communications Inc.	3,570,072 03 FEB 2009	77/560698 02 SEP 2008	03 FEB 2019	Registered.

III-18

COUNTRY	MARK	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS
UNITED STATES	U UNIVISION RECORDS and Design	Univision Communications Inc.	2,941,209 19 APR 2005	76/547,945 29 SEP 2003	19 APR 2015	Registered.

UNITED STATES	VER PARA CREER	Univision Communications Inc.	2,674,794 14 JAN 2003	76/382,415 13 MAR 2002	14 JAN 2013	Registered.

UNITED STATES	VIDA TOTAL	Univision Communications Inc.	3,154,861 10 OCT 2006	78/430,921 07 JUN 2004	10 OCT 2016	Registered.

UNITED STATES	VIVA EL SUENO	Univision Communications Inc.		77/470,820 09 MAY 2008		Allowed - Intent to Use 1st Extension of Time Granted.

UNITED STATES	!VIVA EL SUENO! and Design	Univision Communications Inc.		77/601,115 27 OCT 2008		Allowed - Intent to Use Notice of Allowance Issued.

UNITED STATES	VIDA SALVAJE and Design	Univision Communications Inc.	3,569,757 03 FEB 2009	77/506,907 24 JUN 2008	03 FEB 2019	Registered.

UNITED STATES	W ADO 12 80 AM and Design	Univision Radio New York, Inc.	1,594,571 01 MAY 1990	73/818,292 11 AUG 1989	01 MAY 2010	Registered. Renewed.

UNITED STATES	YA ES HORA !CIUDADANIA!	Univision Communications Inc.	3,514,973 14 OCT 2008	77/269,851 31 AUG 2007	14 OCT 2018	Registered.

UNITED STATES	YA ES HORA !CIUDADANIA!	Univision Communications Inc.	3,566,359 27 JAN 2009	76/690807 23 JUN 2008	27 JAN 2019	Registered.

III-19

COUNTRY	MARK	OWNER	REG. NO. & DATE	APP. NO. & DATE	RENEWAL	STATUS
UNITED STATES	YO COCINO MEJOR QUE MI SUEGRA	Univision Communications Inc.		77/470,358 09 MAY 2008		Allowed - Intent to Use 1st Extension of Time Granted.

UNITED STATES	YO COCINO MEJOR QUE MI SUEGRA and Design	Univision Communications Inc.		77/634,005 16 DEC 2008		Allowed - Intent to Use Notice of Allowance Issued.

UNITED STATES	YO CUENTO	Univision Radio, Inc.	2,401,745 07 NOV 2000	75/746,601 09 JUL 1999	07 NOV 2010	Registered.

III-20